UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

ASPEN TECHNOLOGY, INC.
(formerly Emersub CX, Inc.)
 (Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Crosby Drive
Bedford, Massachusetts 01730
(Address of principal executive offices, including Zip Code)
(781) 221-6400
(Registrant’s telephone number, including area code)
Emersub CX, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On May 27, 2022, Aspen Technology, Inc. (formerly Emersub CX, Inc.) (“New AspenTech”) filed with the Securities and Exchange Commission (the “SEC”) the Amendment No. 1 on Form 8-K/A (“Amendment No. 1”), amending the Current Report on Form 8-K filed with the SEC by New AspenTech on May 17, 2022 (the “Original Current Report”).

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends Amendment No. 1 to correct four typographical errors located on page 5 of the financial statements attached to Amendment No. 1 as Exhibit 99.1 under Item 9.01(d), Financial Statements and Exhibits. Except as stated herein, no other information in Amendment No. 1 or the Original Current Report has been amended. Amendment No. 2 should be read in connection with Amendment No. 1 and the Original Current Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The information under “Explanatory Note” is incorporated herein by reference.

New AspenTech is providing a revised table below to replace the table titled “Consolidated and Combined Balance Sheets EMERSON INDUSTRIAL SOFTWARE BUSINESS” on page 5 of Exhibit 99.1 of Amendment No. 1 in its entirety.

Consolidated and Combined Balance Sheets
EMERSON INDUSTRIAL SOFTWARE BUSINESS

(Dollars in thousands)

	March 31	September 30
ASSETS	2022	2021
Current assets:	(unaudited)
Cash and cash equivalents	$20,362	25,713
Accounts receivable, net of credit loss allowances of $243 and $364	59,665	65,040
Current contract assets	71,487	61,494
Prepaid expenses and other current assets	8,329	6,262
Income taxes receivable	3,139	3,414
Total current assets	162,982	161,923
Property, equipment and leasehold improvements, net	13,817	14,744
Goodwill	1,044,383	1,044,383
Intangible assets, net	792,755	837,655
Operating lease right-of-use assets	44,135	46,048
Deferred tax assets	7,002	7,002
Other noncurrent assets	4,994	5,001
Total assets	$2,070,068	2,116,756

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$7,069	9,644
Accrued expenses	40,510	45,328
Current operating lease liabilities	5,862	5,744
Income taxes payable	4,869	2,690
Current contract liabilities	80,272	72,524
Total current liabilities	138,582	135,930
Non-current contract liabilities	5,771	7,029
Deferred income taxes	142,221	148,788
Non-current operating lease liabilities	38,984	41,114
Other non-current liabilities	9,768	12,549
Equity:
Net parent investment	1,741,523	1,777,030
Accumulated other comprehensive loss	(6,781)	(5,684)
Total equity	1,734,742	1,771,346
Total liabilities and equity	$2,070,068	2,116,756

See accompanying Notes to Unaudited Consolidated and Combined Financial Statements.

(d) Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: June 2, 2022	By:	/s/ Chantelle Y. Breithaupt
	Name:	Chantelle Y. Breithaupt
	Title:	Senior Vice President, Chief Financial Officer and Treasurer